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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-01920

Stralem Fund

(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated        645 Madison Avenue     New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 888-8123

Date of fiscal year end:      October 31, 2014

Date of reporting period:    October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT

October 31, 2014

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2014

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31, 2014, we report to you on the Fund’s results and our current investment outlook.

Performance

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/14
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund - Institutional Class	12.18%	13.15%	7.86%	5.36%
S&P 500 Index	17.27%	16.69%	8.20%	4.20%
Stralem Equity Fund - Adviser Class	11.96%	N/A	N/A	11.91%
S&P 500 Index	17.27%	N/A	N/A	15.53%

CUMULATIVE TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/14
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund - Institutional Class	12.18%	85.48%	113.14%	116.44%
S&P 500 Index	17.27%	116.39%	120.01%	83.73%
Stralem Equity Fund - Adviser Class	11.96%	N/A	N/A	74.85%
S&P 500 Index	17.27%	N/A	N/A	104.79%

*	Inception for the Institutional Class shares was January 18, 2000. Inception for the Adviser Class shares was November 13, 2009.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated, an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemfund.com. Performance results for the Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is widely used as a barometer of U.S. stock market performance. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

For the year ended October 31, 2014, the Fund’s Institutional Class shares (STEFX) returned 12.18% before taxes and after fees and expenses, as compared to the return of 17.27% for the S&P 500 Index (the “Index” or the “Benchmark”) as shown in the table above. While returns were strong on an absolute basis, fiscal 2014 Fund performance lagged the Benchmark. Over the past year, the U.S. Large Cap Equity StrategyTM (“LCES”) maintained a significant allocation to capital preservation with approximately 35% of the portfolio allocated to Down Market stocks. With hardly any declines in the Index over the course of the entire fiscal year, this Down Market allocation proved a moderate drag on relative performance.

Over 5 years, the Fund’s Institutional Class shares achieved an average annual total return of 13.15% (after fees and expenses) vs. an average annual total return of 16.69% for the Index (no fees or expenses). Over 10 years the Fund’s Institutional Class shares achieved an average annual total return of 7.86% (after fees and expenses) vs. an average annual total return of 8.20% for the Index (no fees or expenses). Since its inception on January 18, 2000, the Fund’s Institutional Class shares achieved an average annual total return of 5.36% (after fees and expenses) vs. an average annual total return of 4.20% for the Index (no fees or expenses).

On November 13, 2009, the Fund launched an Adviser Class shares (STRAX) which invests in the same portfolio as the Institutional Class but is available through additional selling platforms and charges a 0.25% Rule 12b-1 fee. For the year ended October 31, 2014, the Fund’s Adviser Class shares returned 11.96% before taxes and after fees and expenses, as compared to the return of 17.27% for the Index as shown in the table above.

For the 10 year period ended October 31, 2014, a $250,000 investment in the Fund’s Institutional Class shares would have grown (after fees and expenses) to $532,853 underperforming a $250,000 investment in the Index which would have grown (no fees and expenses) to $550,024.

Stralem Equity Fund-Institutional Class shares vs. S&P 500 Index

October 31, 2004 – October 31, 2014

The line graph above represents the performance of Institutional Class shares only, which will vary from the performance of Adviser Class shares to the extent the classes do not have the same expenses or inception dates.

Portfolio Review

Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment strategy for all client portfolios it manages in the U.S. Large Cap Equity StrategyTM (“LCES”), including the Fund.

Stralem’s approach is to seek “participation with protection.” The philosophy targets capital growth alongside capital preservation in one long-only portfolio. Stralem seeks to build long term capital by delivering excess returns over the Index with reduced risk and reduced volatility.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure, thereby offering the potential “participation with protection.” We add value through purchasing a set of what we believe to be fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows (Down Market Sector) and adjusting the balance between these two groups as we move through the market cycle.

Within the two unique sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. The Up Market Sector comprises three categories of stocks that history has shown lead the market when it is rising: New Industries, New Products and Dominant Firms. The Down Market Sector is comprised of two categories of stocks that have historically preserved capital when the market declines: Low Ratio of Price/Cash Flow and High Dividend Yield. As we move through the market cycle, we adjust the Category weightings as well as the balance between growth and capital preservation to adapt to the anticipated environment.

Portfolio Structure and Positioning

As of November 1, 2014, the overall allocation stood at 65% Up Market/ 35% Down Market.

Investment Outlook

Over the Fund’s fiscal year ended October 31, 2014, the broad market experienced another double-digit return fueled by the historically-unprecedented loose monetary policy and balance sheet expansion of central banks. At Stralem, we have talked for some time about the disconnect between exuberant global markets for financial assets, and the muted growth of the real economies underlying those markets. We continue to believe that downside protection continues to be prudent.

Central banks’ zero rates and liquidity interventions (both real and verbal) have been so large and so regular, most often following periods of weakness in financial markets, that investors have become conditioned to expect that the Fed (BOE, ECB, BOJ) has “got your back.” There is a widespread perception of central banker infallibility that to us is reminiscent of the faith many market participants put in “portfolio insurance” in the mid-eighties which was supposed to enable one to participate in upside gains, and lock in those gains when the market turned down, thus protecting on the downside. In practice, this consisted of purchasing S&P 500 Index futures alongside one’s stock portfolio as the market was rising, and then rapidly selling those futures when the market turned down, thus unloading exposure quickly without having to sell a share of individual stocks. Unfortunately on October 19, 1987, everyone had the same idea — selling their S&P 500 Index futures — at the same time. Sellers far outnumbered buyers causing the price of the futures and the stock market to drop precipitously — all exacerbated by the speed of recently adopted program trading. On “Black Monday,” the U.S. stock market lost more than 20% of its value in a single day.

As investors were guilty of doing with portfolio insurance 27 years ago, we believe that today they are putting an inordinate amount of faith in the concept of central bank omnipotence and infallibility. Having ‘saved’ the world economy from an even worse contraction in 2008-09; with inflation having been confined to a benign corridor; with the ECB promising to do “whatever it takes;” and the BOJ taking the boldest monetary actions in its history — investor faith that central bankers can and will continue to be able to exercise control over inflation and asset gains has grown from belief to doctrine.

It is increasingly obvious that loose monetary policy is not the universal salve to cure all manner of economic ills, especially when there is a complete vacuum of productivity-enhancing, structural supply-side reforms, infrastructure investment, and trade agreements on the part of developed-world governments. Having pumped so much liquidity and debt into the monetary system on such a historically unprecedented scale, and with the major central banks starting to follow increasingly divergent paths, we believe the probability of policy error is being grossly underestimated. The illusion of central banker infallibility will remain intact until proven otherwise. But were this illusion to unravel, it certainly has the potential to do so with a vengeance.

Stralem has a 48-year long history of managing investments for our clients. Through our history, we’ve had periods of similar duration of relative underperformance, but not to the degree of our recent relative underperformance. Unfortunately, the current period of historically unprecedented central bank monetary easing has created a historically unique set of market conditions which together have conspired to put our portfolio structure at a disadvantage: a streak of above average market returns, volatility at the lower end of the historical range, and a sustained high level of correlations of individual stocks with the broad market index. Encouragingly, towards the end of the Fund’s fiscal year in October, we have seen some cracks start to appear in this unique set of market conditions. Volatilities started to spike up, and we have seen some evidence that the sustained high level of stock correlations is coming down, albeit slowly.

It is difficult to give a time horizon for when this set of market conditions will break down, as the conditioning of investors has been a powerful phenomenon, and while the Fed has halted QE for now, the BOJ (and maybe the ECB) has taken up the QE baton with relish. However, given how far markets have come and how much multiples have expanded over the last several years, and the complete lack of structural reform during this window of opportunity, the increased level of aggregate debt around the world (above and beyond the levels that triggered the ’08-’09 financial crisis), much of the world in or bordering on deflation, the overall weak state of aggregate demand, and the ever-present risk of an exogenous event - we continue to advocate “participation with protection.”

Performance Attribution

The portfolio’s allocation to Down Market sector stocks was the main driver of the Fund’s relative underperformance during the fiscal year. Our analysis suggests that this downside allocation remains critical in the face of the unique constellation of market characteristics in place in recent years, namely: extraordinary annual equivalent market returns, volatility at the low end of the historical range, and a sustained high level of stock correlations with the Benchmark.

Relative underperformance of the High Yield category within the Down Market sector was driven by Pfizer (-3.2%), and to a lesser extent AT&T (+4.2%). While uncertainty about Pfizer’s strategy and another possible bid for AstraZeneca have weighed on the stock, we believe that Pfizer has increased its strategic flexibility, creating an internal business segment structure upon which AstraZeneca’s mix of businesses could be successfully overlaid, or which could be readily split up. AT&T shares have lagged due to intense pricing competition touched off early in the year by T-Mobile. However, AT&T has reacted quickly doing what it needs to do to preserve its subscriber base and be well-positioned for the data consumption upside when users increasingly attach tablets, connected car offerings, and home automation/security services to their plans.

The Low Price to Cash Flow category within the Down Market sector was a secondary contributor as our Energy names declined late in the fiscal year due to steep declines in the commodity price of crude oil touched off by unexpected OPEC production increases and price cuts in the face of an already declining oil price. Apache Corp. (-17.6%) was the main victim of this industry-sector-wide selloff. However, we believe the moves Apache is undertaking to refocus its portfolio around onshore North America shale plays will lead to growth and a re-rating of this low-multiple stock and underappreciated operator.

The New Products category within the Up Market sector partially offset the above, led by Abbott Labs (+17.5%), which continues to report robust sales growth in developing markets, and which continues to orient its mix of businesses to benefit from the secular trend of health care infrastructure buildout in those regions and the burgeoning demand in these countries for high-quality diagnostics, devices, pharmaceuticals and nutritional products.

The Dominant Companies category was a secondary positive contributor to performance, driven by Dow Chemical (+30.2%), Disney (+31.1%) and FedEx (+21.3%), as those companies continue to execute well on growth plans as well as cost-savings plans.

Purchases and Sales

During the Fund’s fiscal year ended October 31, 2014, McDonald’s (MCD), Cisco (CSCO) and IBM (IBM) were sold, and Starbucks (SBUX), Discovery Communications (DISCA), Apache (APA) and EOG Resources (EOG) were purchased. In addition, positions in Amgen (AMGN) and Abbott Labs (ABT) were increased and positions in Chevron (CVX) and Exxon (XOM) were decreased. Coca-Cola (KO) was shifted from the Dominant Company category to the High Yield category.

After a decade of successful menu diversification and sales layering, McDonald’s (MCD) is bumping up against a wall of increasing operational complexity as its range of menu offerings has grown too much and needs paring down. China still represents a major growth opportunity for MCD, but isn’t sufficient to offset current headwinds. The company also continues to have the best test kitchen in the business, but trying to achieve growth through new offerings while at the same time trying to pare down its 145-item menu will make EPS growth difficult to come by in the short to medium term.

Starbucks (SBUX) was purchased as a replacement for McDonald’s. The company is also exposed to emerging market growth but is earlier along in the “sales layering” effort that had so rewarded MCD. SBUX also has a more aspirational quality among emerging market consumers, giving it strong pricing power. More than 50% of new stores are being opened in emerging countries, and store unit economics in Tier 1 and 2 cities in China are strong and improving. Increased adoption of Western lifestyle among urban residents and digital engagement in the form of mobile payment options and loyalty cards are also helping drive momentum in China. In addition to the sales layering opportunity, an expansion of distribution channels for its products, store openings of +7%/year which provide a top & bottom-line driver independent of comp-store growth, and increased franchising opportunities in the future which lead to a more asset-light model are all potential additional sources of EPS growth for Starbucks.

Weak order numbers in Cisco Systems’ (CSCO) fiscal Q1 2014 results showed that the company’s end-market demand in emerging countries is more elastic than anticipated. Emerging market order rates swung from positive double digits just two quarters prior to fiscal Q1 2014 to negative double digits. Due to these near-term headwinds and the reduced clarity of the company’s EPS growth trajectory, CSCO was sold.

Discovery Communications (DISCA) was added to the Dominant Companies category. Discovery is a media content company with an emphasis on non-fiction programming. The company’s unique and culturally-neutral content doesn’t “expire” and has universal appeal, and the company has a structurally superior cost advantage of production and adapting programs for its international markets. DISCA has seen robust growth in affiliate and advertising fees, and with content distributors paying $1/month for the company’s content in the cable bundle in the U.S., DISCA’s content is undervalued. With 20% of its deals with distributors coming up for renewal in the next 5 years, the company has a strong negotiating position to further monetize the content on its 13 channels. DISCA also has the added diversity of 45% of its revenues coming from ex-US. The company thus also has exposure to the secular growth of pay-TV ex-U.S., and its international penetration is still very much in the early stages.

We had been monitoring IBM for a few quarters, as a drop-off in sales from the hardware segment, and the related weakness in sales in emerging markets have been pressuring earnings and have caused IBM to undertake restructuring in the form of layoffs and also selling the

x86 server unit to Lenovo. The prolonged weakness in hardware sales and the historical role that hardware has played in pulling future software sales and maintenance revenues along with it, is creating serious doubts whether IBM has the right offering mix to stay relevant as computing transitions to “the cloud” era. At the same time, IBM has also stuck by its roadmap of achieving $20 EPS in 2015, and the supply of tax credits and capacity for share buybacks which have fueled EPS in recent years seem to be waning. Although at the time of the sale last April, IBM retained a respectable Relative Growth Valuation score, we deemed the stock to be thematically impaired, and decided to sell the position.

Proceeds from the IBM sale were deployed to increase positions in Abbott Labs (ABT) and Amgen (AMGN). Both names have robust RGV scores, continue to be thematically attractive, and had not run away on the upside, having experienced some recent weakness relative to the Index, which afforded us a reasonable entry point.

At the beginning of calendar Q3 2014, The Coca-Cola Company (KO) was shifted from the Dominant Company category within the Up Market sector to the High Yield category within the Down Market sector. As Coca-Cola has matured, its RGV score has gradually weakened over time. However, thematically Coca-Cola continues to be attractive. Coca-Cola still benefits from multiple levers at its disposal (such as refranchising its in-house North American bottling and distribution operations) that could help the company achieve its growth goals. An internal study demonstrated Coca-Cola’s history of resilience in down markets, confirming its suitability as a Down-Market position. Position weights of the other names within those categories were appropriately adjusted so as to keep the overall sector and category weightings intact.

Towards the end of September, our Low Price to Cash Flow exposure to Integrated Oil & Gas majors was diversified by trimming half of the positions in Exxon Mobil (XOM) and Chevron (CVX) and putting the proceeds into more pure-play North America Exploration & Production companies: Apache Corp. (APA) and EOG Resources (EOG). While the geographic diversity of the energy majors remains attractive, they have experienced problems bridging the gap in production growth as some large projects have experienced delays coming online. With the recent surge in global geopolitical conflicts and sanctions against Russia, the basin diversity of these names has lost some of its value in minimizing risk. Adding Apache and EOG not only reduces the geopolitical risk by shifting the focus of our Energy exposure more to North America, but also gives the portfolio relatively more exposure to faster-growth North American oil-shale plays. EOG has been a flawless operator, having the foresight to concentrate its operations on the best shale plays early on (Bakken, Eagle Ford), as well as developing its own crude-by-rail capabilities and sourcing its own frac sand. Apache is an excellent factory-like operator that hasn’t gotten full credit for its assets due to the concentration of its international exposures, but the company has been concertedly making moves to refocus its portfolio around North America, in areas such as the Permian Basin.

Conclusion

We continue to invest in what are, in our view, high-quality, U.S. large cap companies that have the wherewithal to not only survive but also to thrive in this type of difficult global economic environment. In our opinion, these companies are much more capable of tapping into the structurally higher growth rates in emerging countries, while remaining tethered to the largest economy in the world – the U.S. They generally have larger market capitalizations, with strong brands, diversified business segments and product offerings. In addition, they have the ability to finance most of their capital needs internally but also have unfettered access to capital markets, have the heft to extract favorable terms from suppliers, and have the balance sheets to keep capital expenditures and R&D spending uninterrupted, while growing incrementally through strategic acquisitions. Moreover, these US-based companies have global revenue streams within the framework of robust US corporate governance and shareholder protection models.

These companies are not only likely to survive an extended period of sub-par growth but also to emerge stronger than their competitors once more normalized levels of growth resume. In our view, these companies provide the best risk/reward balance in the current market environment where multiples have continued to expand.

Stralem prides itself on constructing a single portfolio that seeks to participate in the market upside while preserving capital on the down side so as to deliver reduced volatility and superior capital growth over time. Despite sometimes trailing the Benchmark, we firmly believe that focusing not only on capital growth but also on capital preservation, thereby reducing portfolio drawdown, is the best method of achieving long term wealth creation. Since the onset of Quantitative Easing in March 2009, market declines have been scarce. In fact, calendar year 2011 (+2.1%), was the only one of the past 5 years (through October 2013) to produce a return of less than +15%. While these results are beneficial for equity investors, we are mindful of the fact that they stand well-above historical averages, giving us further cause to maintain our focus on capital preservation. Market corrections — both large and small — happen, and they typically occur when least expected. At Stralem, even at the cost of sometimes trailing the Benchmark, we will remain steadfast in our discipline and patient in our approach — continuing to maintain an allocation to downside protection while seeking high quality companies that meet our criteria for growth and valuation. A return to fundamental investing unencumbered by artificially low interest rates and very loose monetary policy should, in our view, amply reward such discipline.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
 President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
 October 31, 2014 (Unaudited)

		As of October 31, 2013		As of October 31, 2014
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$27,788,118	7.5%	$33,226,658	10.3%
	NEW INDUSTRIES	48,033,643	12.9%	33,573,522	10.4%
	DOMINANT COMPANIES	168,508,797	45.3%	145,114,495	44.8%

DOWN MARKET	LOW PRICE TO CASH FLOW	29,610,902	8.0%	31,980,509	9.9%
	HIGH YIELD	89,076,922	24.0%	79,281,176	24.5%

MONEY MARKET		8,651,434	2.3%	348,807	0.1%
		$371,669,816	100.0%	$323,525,167	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
 October 31, 2014

Shares	Common Stocks — 98.8%	Value
	Consumer Discretionary — 10.9%
	Hotels, Restaurants & Leisure — 3.8%
163,000	Starbucks Corp.	$12,316,280

	Media — 7.1%
302,000	Discovery Communications, Inc. - Class A (a)	10,675,700
138,400	Walt Disney Co. (The)	12,646,992
		23,322,692
	Consumer Staples — 6.1%
	Beverages — 3.0%
235,800	Coca-Cola Co. (The)	9,875,304

	Tobacco — 3.1%
112,800	Philip Morris International, Inc.	10,040,328

	Energy — 13.1%
	Energy Equipment & Services — 3.3%
110,700	Schlumberger Ltd.	10,921,662

	Oil, Gas & Consumable Fuels — 9.8%
89,900	Apache Corp.	6,940,280
70,200	Chevron Corp.	8,420,490
84,400	EOG Resources, Inc.	8,022,220
88,900	Exxon Mobil Corp.	8,597,519
		31,980,509
	Health Care — 16.2%
	Biotechnology — 5.2%
52,300	Amgen, Inc.	8,482,014
79,000	Celgene Corp. (a)	8,460,110
		16,942,124
	Health Care Equipment & Supplies — 2.5%
186,400	Abbott Laboratories	8,125,176

	Life Sciences Tools & Services — 2.5%
69,400	Thermo Fisher Scientific, Inc.	8,159,358

	Pharmaceuticals — 6.0%
169,400	Merck & Co., Inc.	9,815,036
329,600	Pfizer, Inc.	9,871,520
		19,686,556
	Industrials — 18.4%
	Aerospace & Defense — 3.8%
115,700	United Technologies Corp.	12,379,900

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 98.8% (Continued)	Value
	Industrials — 18.4% (Continued)
	Air Freight & Logistics — 3.8%
74,800	FedEx Corp.	$12,521,520

	Electrical Equipment — 3.4%
160,700	Eaton Corp. plc	10,990,273

	Industrial Conglomerates — 7.4%
157,900	Danaher Corp.	12,695,160
446,700	General Electric Co.	11,529,327
		24,224,487
	Information Technology — 14.3%
	Communications Equipment — 2.6%
109,600	QUALCOMM, Inc.	8,604,696

	Internet Software & Services — 2.6%
14,800	Google, Inc. - Class A (a)	8,404,476

	IT Services — 4.0%
54,200	Visa, Inc. - Class A	13,085,506

	Software — 5.1%
174,900	Microsoft Corp.	8,211,555
213,900	Oracle Corp.	8,352,795
		16,564,350
	Materials — 7.7%
	Chemicals — 7.7%
249,900	Dow Chemical Co. (The)	12,345,060
188,100	E.I. du Pont de Nemours and Co.	13,007,115
		25,352,175
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
291,200	AT&T, Inc.	10,145,408

	Utilities — 9.0%
	Electric Utilities — 6.0%
284,000	PPL Corp.	9,937,160
212,000	Southern Co. (The)	9,828,320
		19,765,480
	Multi-Utilities — 3.0%
137,000	Dominion Resources, Inc.	9,768,100

	Total Common Stocks (Cost $229,479,665)	$323,176,360

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Money Market Funds — 0.1%	Value
348,807	Dreyfus Treasury Prime Cash Management Fund - Investor Shares, 0.00% * (Cost $348,807)	$348,807

	Total Investments at Value — 98.9% (Cost $229,828,472)	$323,525,167

	Other Assets in Excess of Liabilities — 1.1%	3,516,638

	Net Assets — 100.0%	$327,041,805

(a)	Non-income producing.
*	Rate shown is the 7-day effective yield at October 31, 2014.
See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
 October 31, 2014

ASSETS
Investments, at fair value (Notes 1 and 2) (Cost $229,828,472)	$323,525,167
Dividends receivable	314,855
Receivable for investment securities sold	7,349,052
Other	16,179
Total Assets	331,205,253

LIABILITIES
Payable to Investment Adviser (Note 3)	186,738
Payable to administrator (Note 3)	38,739
Accrued Trustees’ fees (Note 3)	4,583
Payable for capital shares redeemed	3,894,050
Accrued expenses	39,338
Total Liabilities	4,163,448

NET ASSETS	$327,041,805

NET ASSETS CONSIST OF:
Paid-in capital	$190,764,669
Undistributed net investment income	3,340,617
Undistributed net realized gain from securities transactions	39,239,824
Net unrealized appreciation	93,696,695
Net Assets	$327,041,805

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$318,236,573
Institutional Class shares of beneficial interest outstanding	18,232,890
Net asset value, offering price and redemption price per share (a)	$17.45

ADVISER CLASS
Net assets applicable to Adviser Class	$8,805,232
Adviser Class shares of beneficial interest outstanding	506,418
Net asset value, offering price and redemption price per share (a)	$17.39

(a)	Redemption price varies based on length of time held (Note 1).
See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
 For the Year Ended October 31, 2014

INVESTMENT INCOME
Dividends	$8,178,994

EXPENSES
Investment advisory fees (Note 3)	3,102,152
Administration fees (Note 3)	460,315
Legal fees	222,966
Auditing fees	82,409
Trustees’ fees and expenses (Note 3)	67,555
Registration and filing fees, Common	5,950
Registration fees, Institutional Class	18,380
Registration fees, Adviser Class	12,109
Transfer agent fees, Institutional Class (Note 3)	18,000
Transfer agent fees, Adviser Class (Note 3)	18,000
Distribution fees, Adviser Class (Note 3)	20,851
Postage and supplies	17,167
Bank service fees	16,709
Insurance	9,993
Printing	7,828
Other	23,082
Total Expenses	4,103,466
Advisory fee reductions and expense reimbursements (Note 3):
Common	(452,797)
Institutional Class	(36,380)
Adviser Class	(30,109)
Net Expenses	3,584,180

NET INVESTMENT INCOME	4,594,814

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain from securities transactions	39,428,085
Net change in unrealized appreciation (depreciation) on investments	(1,511,836)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,916,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,511,063

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
OPERATIONS
Net investment income	$4,594,814	$6,083,694
Net realized gain from securities transactions	39,428,085	22,037,658
Net change in unrealized appreciation (depreciation) on investments	(1,511,836)	49,296,432
Net increase in net assets resulting from operations	42,511,063	77,417,784

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
Investment income, Institutional Class	(5,628,589)	(6,042,202)
Investment income, Adviser Class	(102,313)	(100,183)
Realized gain, Institutional Class	(21,573,748)	(5,157,521)
Realized gain, Adviser Class	(462,970)	(99,960)
Decrease in net assets from distributions to shareholders	(27,767,620)	(11,399,866)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	33,131,634	50,409,874
Net asset value of shares issued in reinvestment of distributions	23,445,691	9,919,736
Proceeds from redemption fees (Note 1)	7,303	781
Payments for shares redeemed	(117,750,155)	(103,654,024)
Net decrease in Institutional Class net assets from capital share transactions	(61,165,527)	(43,323,633)

Adviser Class
Proceeds from shares sold	769,521	530,298
Net asset value of shares issued in reinvestment of distributions	548,781	191,724
Payments for shares redeemed	(588,657)	(718,706)
Net increase in Adviser Class net assets from capital share transactions	729,645	3,316

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,692,439)	22,697,601

NET ASSETS
Beginning of year	372,734,244	350,036,643
End of year	$327,041,805	$372,734,244

UNDISTRIBUTED NET INVESTMENT INCOME	$3,340,617	$4,476,705

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	1,999,957	3,361,354
Shares reinvested	1,449,054	714,935
Shares redeemed	(6,988,484)	(6,676,036)
Net decrease in shares outstanding	(3,539,473)	(2,599,747)
Shares outstanding, beginning of year	21,772,363	24,372,110
Shares outstanding, end of year	18,232,890	21,772,363

Adviser Class
Shares sold	46,127	35,640
Shares reinvested	33,980	13,839
Shares redeemed	(35,359)	(47,512)
Net increase in shares outstanding	44,748	1,967
Shares outstanding, beginning of year	461,670	459,703
Shares outstanding, end of year	506,418	461,670

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
	Year Ended October 31,
	2014	2013 (a)	2012 (a)	2011 (a)	2010 (a)
Net asset value, beginning of year	$16.77	$14.10	$13.09	$12.12	$10.76

Income from investment operations:
Net investment income	0.24	0.27	0.23	0.15	0.13
Net gain on securities	1.70	2.87	0.95	0.98	1.23
Total from investment operations	1.94	3.14	1.18	1.13	1.36

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.17)	(0.16)	—
Dividends from net realized gain	(1.00)	(0.22)	—	—	—
Total distributions	(1.26)	(0.47)	(0.17)	(0.16)	—

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$17.45	$16.77	$14.10	$13.09	$12.12

Total return (c)	12.18%	22.97%	9.06%	9.47%	12.62%

Ratios/supplemental data:
Net assets, end of year (000’s)	$318,237	$365,022	$343,579	$257,845	$178,540
Ratio of net expenses to average net assets (d)	0.98%	0.98%	0.98%	0.98%	1.05%
Ratio of net investment income to average net assets	1.27%	1.61%	1.68%	1.43%	1.44%
Portfolio turnover rate	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is the measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.09%, 1.14%, 1.26% and 1.47% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,				Period Ended October 31, 2010 (a)(b)
	2014	2013 (a)	2012 (a)	2011 (a)
Net asset value, beginning of period	$16.71	$14.05	$13.05	$12.09	$11.28

Income from investment operations:
Net investment income	0.17	0.21	0.21	0.15	0.06
Net gain on securities	1.73	2.89	0.93	0.96	0.75
Total from investment operations	1.90	3.10	1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.14)	(0.15)	—
Dividends from net realized gain	(1.00)	(0.22)	—	—	—
Total distributions	(1.22)	(0.44)	(0.14)	(0.15)	—

Proceeds from redemption fees collected (Note 1)	—	—	—	—	0.00	(c)

Net asset value, end of period	$17.39	$16.71	$14.05	$13.05	$12.09

Total return (d)	11.96%	22.66%	8.80%	9.20%	7.17	%(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$8,805	$7,712	$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (g)	1.23%	1.23%	1.23%	1.23%	1.24	%(f)
Ratio of net investment income to average net assets	1.02%	1.36%	1.46%	1.19%	1.18	%(f)
Portfolio turnover rate	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).
(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.72%, 1.76%, 1.84%, 2.03% and 2.64%(f) for the years ended October 31, 2014, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the years ended October 31, 2014 and October 31, 2013, proceeds from redemption fees totaled $7,303 and $781, respectively, for the Institutional Class. There were no redemption fees collected by the Adviser Class during the years ended October 31, 2014 and October 31, 2013.

Stock split:

The Board of Trustees of the Trust approved a ten-for-one stock split for both the Institutional Class and the Adviser Class shares, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2011 through October 31, 2014) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$323,176,360	$—	$—	$323,176,360
Money Market Funds	348,807	—	—	348,807
Total	$323,525,167	$—	$—	$323,525,167

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2014, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

The Investment Adviser has agreed contractually, until at least March 1, 2015, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. For the year ended October, 2014, the Investment Adviser reduced its advisory fees by $452,797 and reimbursed other operating expenses of $36,380 and $30,109 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of October 31, 2014, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,507,301, portions of which must be recovered no later than the dates stated below:

October 31, 2015	$550,448
October 31, 2016	$437,567
October 31, 2017	$519,286

Under the terms of servicing agreements between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the year ended October 31, 2014, the Adviser Class shares incurred distribution related expenses of $20,851 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, plus reimbursement of travel and other expenses. Both the Lead Independent Trustee and Chairman of the Audit Committee receive an additional annual retainer of $2,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

4.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions arising from net investment income and net capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized gains are determined in accordance with the Code which may differ from GAAP. The tax character of distributions paid to Shareholders during the years ended October 31, 2014 and October 31, 2013 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class
October 31, 2014	$6,681,125	$20,521,212	$27,202,337
October 31, 2013	$6,042,202	$5,157,521	$11,199,723
Adviser Class
October 31, 2014	$124,900	$440,383	$565,283
October 31, 2013	$100,183	$99,960	$200,143

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of October 31, 2014:

Cost of portfolio investments	$230,110,947
Gross unrealized appreciation	$98,593,097
Gross unrealized depreciation	(5,178,877)
Net unrealized appreciation	93,414,220
Undistributed ordinary income	5,432,766
Undistributed long-term gains	37,430,150
Total distributable earnings	$136,277,136

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

6.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $69,014,603 and $146,636,503, respectively.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance. The trustees of the Trust have approved an ordinary dividend and long-term capital gain to be distributed to shareholders of the Fund on record as of the close of business on a declaration date to be determined by the officers of the Fund. The ordinary dividend and long-term capital gain amount is to be determined by officers of the Fund and distributed on a payment date prior to January 1, 2015.

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
 Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the four years then ended and the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation on investments as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the four years then ended and the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
 December 11, 2014

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2014) and held until the end of the period (October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,040.50	$5.04
Based on Hypothetical 5% Return	$1,000.00	$1,020.27	$4.99

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Adviser Class	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,040.10	$6.32
Based on Hypothetical 5% Return	$1,000.00	$1,019.00	$6.26

*
Expenses are equal to Institutional Class’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
Michael T. Rubin** (1941)	Trustee/Lead Independent Trustee	Since 1998/ Appointed Lead Independent Trustee in 2012	Retired.	1	None
Geoff Gottlieb (1959)	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1	None
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to 2011.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Edward A. Kuczmarski (1949)	Trustee/ Audit Committee Chairman	Since 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to 2013.	1	Independent Director/Trustee of Reich & Tang Funds; Independent Director of ISI Funds; and Independent Director of Brookfield Investment Management Funds
Interested Trustee
Andrea Baumann Lustig* (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	Vice President of the Adviser and Director of Private Client Asset Management.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years
Executive Officers
Hirschel B. Abelson** (1933)	Senior Assistant Treasurer	Since 1989	President and Director of the Adviser.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Philippe T. Labaune** (1968)	Vice President	Since 1997	Vice President of the Adviser and Trader.
Adam S. Abelson*** (1968)	Vice President	Since 2001	Vice President of the Adviser and Senior Portfolio Manager.
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione** (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.
**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
***	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
 Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

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Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $44,000 and $43,000 with respect to the registrant’s fiscal years ended October 31, 2014 and October 31, 2013, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $18,100 and $17,600 with respect to the fiscal years ended October 31, 2014 and October 31, 2013, respectively. The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $13,000 and $12,500 with respect to the registrant’s fiscal years ended October 31, 2014 and October 31, 2013, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2014 and October 31, 2013, aggregate non-audit fees of $13,000 and $12,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2014 and October 31, 2013, aggregate non-audit fees of $21,000 and $20,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stralem Fund

By (Signature and Title)*	/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 11, 2014

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 16, 2014

* Print the name and title of each signing officer under his or her signature.